SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            Form 8-K

                         CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 8, 2002



                       EATON CORPORATION
- --------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)

      Ohio                    1-1396                 34-0196300
- -----------------          ------------          -------------------
(State or other            (Commission           (I.R.S. Employer
 jurisdiction of            File Number)          Identification No.)
 incorporation)


              Eaton Center
            Cleveland, Ohio                             44114
- ----------------------------------------         -------------------
(Address of principal executive offices)              (Zip Code)


                           (216) 523-5000
                   -----------------------------
                   Registrant's telephone number,
                        including area code



























Item 9.    Regulation FD Disclosure
           ------------------------

On June 27, 2002, the Securities and Exchange Commission issued an order requiring the filing of sworn statements by the principal executive officers and principal financial officers of the companies identified on a list attached to the order.

Eaton Corporation was one of the companies identified on the list. Eaton Corporation's principal executive officer and principal financial officer have filed the statements required by the order. Those statements provide that, to the best knowledge of each of those officers, no reports covered by the statements contained an untrue statement of a material fact, and no such reports omitted to state a material fact necessary to make the statements in the covered reports, in light of the circumstances under which they were made, not misleading. The sworn statements also provide that each officer has reviewed the covered reports with the Company's audit committee. Copies of the sworn statements are attached as exhibits 99(a) and 99(b).


Item 7.	Financial Statements and Exhibits
		---------------------------------

(C)	Exhibits

99(a)	Statement Under Oath of Principal Executive Officer Regarding Facts and
Circumstances Relating to Exchange Act Filings

99(b)	Statement Under Oath of Principal Financial Officer Regarding Facts and
Circumstances Relating to Exchange Act Filings


                                 Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Eaton Corporation


                                       /s/ Richard H. Fearon
						   ---------------------------
                                       R. H. Fearon
                                       Executive Vice President -
                                       Chief Financial and Planning Officer


Date: August 8, 2002
Exhibit 99(a)

                                                       OMB Number: 3235-0569
                                                       Expires: January 31, 2003

Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings


I, Alexander M. Cutler, Chairman and Chief Executive Officer, state and attest that:

(1)	To the best of my knowledge, based upon a review of the covered reports of
Eaton Corporation, and except as corrected or supplemented in a subsequent covered report:

* no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

* no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)	I have reviewed the contents of this statement with the Company's audit committee.

(3) 	In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

* Annual Report on Form 10-K for the year ended December 31, 2001, of Eaton Corporation;

* all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Eaton Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

* any amendments to any of the foregoing.


Signature: /s/ Alexander M. Cutler
           ------------------------------
Name:      Alexander M. Cutler
	     Chairman and Chief Executive Officer
	     Eaton Corporation

Date:      August 8, 2002

Subscribed and sworn to before me this 8th day of August, 2002.

 /s/ J. Robert Horst
 --------------------------
 Notary Public

 My Commission Expires:

J. Robert Horst
Notary Pulic * State of Ohio
My commission has no expiration date
Section 147.03 R.C.



Exhibit 99(b)

                                                       OMB Number: 3235-0569
                                                       Expires: January 31, 2003

Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings


I, Richard H. Fearon, Executive Vice President - Chief Financial and Planning Officer of Eaton Corporation, state and attest that:

(1)	To the best of my knowledge, based upon a review of the covered reports of
Eaton Corporation, and, except as corrected or supplemented in a subsequent covered report:

* no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

* no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) 	In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

* Annual Report on Form 10-K for the year ended December 31, 2001, of Eaton Corporation;

* all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Eaton Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

* any amendments to any of the foregoing.



Signature: /s/ Richard H. Fearon
           ----------------------------
Name:      Richard H. Fearon
           Executive Vice President - Chief Financial and Planning Officer
	     Eaton Corporation

Date:      August 8, 2002


Subscribed and sworn to before me this 8th day of August, 2002.

 /s/ J. Robert Horst
 --------------------
 Notary Public

 My Commission Expires:

J. Robert Horst
Notary Pulic * State of Ohio
My commission has no expiration date
Section 147.03 R.C.